SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                             AQUA CARE SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)



                             AQUA CARE SYSTEMS, INC.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                             AQUA CARE SYSTEMS, INC.
                             11820 N.W. 37TH STREET
                             CORAL SPRINGS, FL 33065

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 30, 1999

TO THE STOCKHOLDERS OF AQUA CARE SYSTEMS, INC.

         Notice is hereby given that the Annual Meeting of Stockholders of Aqua Care Systems, Inc., a Delaware Corporation, (the "Company"), will be held in the Causeway One Room of the Embassy Suites Hotel, 1100 S.E. 17th Street Causeway, Ft. Lauderdale, Florida 33319, on Friday, July 30, 1999, at 10:00 a.m., E.D.T., for the following purposes:

                  1. To elect five directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

                  2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only stockholders of record at the close of business on June 4, 1999, are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.

         IF YOU CANNOT ATTEND THE ANNUAL MEETING IN PERSON, PLEASE DATE AND EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY TO THE COMPANY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DESIRE TO DO SO, BUT ATTENDANCE AT THE ANNUAL MEETING DOES NOT OF ITSELF SERVE TO REVOKE YOUR PROXY.

Coral Springs, Florida                               NORMAN J. HOSKIN
June 4, 1999                                         Secretary

                             AQUA CARE SYSTEMS, INC.
                             11820 N.W. 37TH STREET
                             CORAL SPRINGS, FL 33065
                                 (954) 796-3338

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 30, 1999

         This Proxy Statement and the accompanying Proxy Card are furnished to the holders of Common Stock, par value $.001 per share, of Aqua Care Systems, Inc., (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders, (the "Annual Meeting"), to be held at 10:00 a.m. on Friday, July 30, 1999, at the Causeway One Room of the Embassy Suites Hotel, 1100 S.E. 17th Street Causeway, Ft. Lauderdale, FL 33319, or any adjournment thereof. Any such Proxy may be revoked by a stockholder at any time before it is exercised by either giving written notice of such revocation to the Secretary of the Company or submitting a later-dated Proxy to the Company prior to the Annual Meeting. A stockholder attending the Annual Meeting may revoke his Proxy and vote in person if such stockholder desires to do so, but attendance at the Annual Meeting will not of itself revoke the Proxy.

         Proxy materials will be mailed on or about June 28, 1999 to all stockholders of record of the Company as of June 4, 1999, (the "Record Date"). Solicitation may be made by mail, telephone or telegram by the officers or regular employees of the Company, who will receive no additional compensation therefor. Arrangements will also be made with brokerage firms, custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of common stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The entire expense of solicitation, including the cost of preparing, assembling and mailing the proxy materials, will be borne by the Company.

         The purpose of the Annual Meeting of Stockholders is to elect a Board of Directors to serve until the next annual meeting of stockholders. The Company is not aware at this time of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with the recommendation of the Board of Directors on such matters. Shares represented by executed and unrevoked Proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors.

         As to all matters that may come before the Annual Meeting, each stockholder will be entitled to one vote for each share of Common Stock of the Company held by such shareholder at the close of business on the Record Date. The holders of a majority of the shares of Common Stock of the Company present in person or by proxy and entitled to vote will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. On the Record Date, there were 2,852,460 shares of Common Stock issued and outstanding.

         The Board of Directors has designated William K. Mackey as proxy to vote the shares of Common Stock solicited on its behalf.

                              ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

         The Board of Directors currently consists of four directors. Directors are elected to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified until their earlier death, resignation or removal. Each of the nominees named below, except Peter C. Rossi, has served as a director since the last annual meeting. In the event any of the nominees shall be unable to serve as a director, it is the intention of the persons designated as proxies to vote for substitutes selected by the Board of Directors. The Board of Directors of the Company has no reason to believe that any of the nominees named below will be unable to serve if elected.

                  William K. Mackey, age 48, has served as a director of the Company since July 1993. Mr. Mackey was elected Chairman of the Board, President, Chief Executive Officer and Treasurer of the Company in May 1995. From June 1993 to May 1995, he was a private investor and an independent management consultant to several public and private companies. From August 1989 to May 1993, Mr. Mackey served as a director of Infonow Corporation, a publicly-held software distribution company. From March 1991 to November 1992, Mr. Mackey served as President and a director of Docucon, Incorporated, a publicly-held company engaged in the document conversion business.

                  Norman J. Hoskin, age 64, currently serves as the Secretary and has served as a director of the Company since June 1995. He has acted as Chairman of Atlantic Capital Group, a venture capital company based in Boca Raton, Florida, since 1989. Mr. Hoskin previously served as Senior Vice President of Rentar Industries, a large transportation, warehousing and banking conglomerate, and currently sits on the Boards of Directors of Consolidated Technologies, Trinitech Systems, JHS Group, Expandez Canada International Ltd./Shanghai, P.R.C. and JF Hotels of Florida.

                  James P. Cefaratti, age 56, has been a director of the Company since January 1992. Since December 1998, he has been a private investor. Mr. Cefaratti served as President and Chief Operating Officer of Amedisys, Inc., a home health care and nursing company, from November 1997 to December 1998. From January 1997 to November 1997, he was a private investor. From June 1995 to December 1996, Mr. Cefaratti was President of Globalvision, Inc., a provider of laser radial keratotomy. From July 1993 until June 1995, he was a private investor. He served as President, CEO and director of Home Intensive Care, Inc., a home infusion and dialysis company, from December 1989 to June 1993.

                  David K. Lucas, age 59, has been a director of the Company since September 1997. He has performed sales and marketing consulting for various entities within the water filtration and waste water treatment industries since 1988. From 1982 to 1988, Mr. Lucas served as the Vice President of Sales and Marketing of JWI, Inc., a filter press equipment manufacturing company. He was employed in the capacity of Corporate Marketing Manager of Parkson Corporation, a manufacturer of water pollution control capital equipment products, from 1973 to 1981. Lucas has also occupied various positions in sales management and application engineering with Autotrol Corporation and Allis-Chalmers from 1968 through 1973.

                  Peter C. Rossi, age 50, is not currently serving as a director. He has been employed by Bloomingdale Properties, Inc., an investing company, since 1983, having served as its Treasurer since 1985. From 1979 to 1983, Mr. Rossi was a Manager at the accounting firm of Deloitte and Touche. Rossi is a Certified Public Accountant and has been a member of the American Institute of Certified Public Accountants since 1981. (See "Principal Stockholders" on Page 6 for further information.)

DIRECTOR COMPENSATION

         Each director of the Company is currently remunerated at the rate of $1,250 per month. In addition, each director is granted options under the terms of the 1994 Outside Directors' Stock Option Plan, (the "Outside Directors' Plan"), to purchase 2,500 shares of Common Stock on the last business day of the year preceding the first Board of Directors meeting of each new calendar year at the then current bid price, subsequent to serving one full calendar year as a director. Such options are exercisable over the subsequent ten years and fully vest over a one-year period from the date of grant. During 1998, options to purchase 70,000 shares of Common Stock were granted to outside directors at exercise prices ranging from $1.19 to $1.64 per share. Additionally, 12,500 options to purchase Common Stock issued pursuant to the above noted Outside Directors' Plan, were cancelled during 1998. As of December 31, 1998, options to purchase 140,000 shares at exercise prices ranging from $1.19 to $20.00 per share were outstanding.

MANAGEMENT MATTERS

         There are no arrangements nor understandings known to the Company between any of the directors, nominees for director or the executive officer of the Company and any other person pursuant to which any such person was elected as a director or an executive officer, except the Employment Agreement between the Company and William K. Mackey, described under "Executive Compensation and Other Information -- Employment Agreement" in this Proxy Statement. There are no family relationships between any directors, nominees for director nor the executive officer of the Company. The Board of Directors of the Company held a total of four meetings during 1998. All directors attended such meetings.

         The Board of Directors of the Company has standing audit, nominating and compensation committees. The Audit Committee of the Board is responsible for reviewing all reports from the Company's auditors and monitoring internal controls. During 1998, the Audit Committee consisted of Messrs. Hoskin, Cefaratti and Lucas. The Audit Committee held one meeting during 1998. All members attended such meeting. The Nominating Committee, which nominates the persons the Board of Directors puts forward each year to be elected as directors of the Company, consisted of Messrs. Mackey and Hoskin during 1998. The Nominating Committee met once during 1998. Both members attended such meeting. The Nominating Committee has not established specific procedures for the consideration of nominees recommended by security holders, however, any such nominations made by a stockholder in accordance with the Certificate of Incorporation and Bylaws of the Company and applicable law, would be considered by the Company. The Compensation Committee, which consisted of Messrs. Hoskin, Cefaratti and Lucas during 1998, is responsible for reviewing and making recommendations with respect to the Company's compensation program. The Compensation Committee held one meeting during 1998. All members attended such meeting.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports on Form 5 were required, the Company believes that all of its officers, directors and greater-than-10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during 1998.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES

         The five nominees receiving the greatest number of affirmative votes of the shares of Common Stock represented at the Annual Meeting will be elected as directors. Stockholders are not entitled to cumulate their votes for the election of directors. Proxies received by the Board of Directors will be so voted in favor of all nominees above, unless stockholders specify a contrary choice in their proxies.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information for the years ended December 31, 1998, 1997 and 1996, representing compensation earned by the Chief Executive Officer of the Company as of the end of the fiscal year 1998, (the "Named Executive Officer"), in all capacities in which he served.

                                                                                                          LONG-TERM
                                                                                                          COMPENSATION
                                                                       INCENTIVE        OTHER ANNUAL      NUMBER OF
NAME AND PRINCIPAL POSITIONS                YEAR       SALARY        COMPENSATION      COMPENSATION     OPTIONS GRANTED
----------------------------                ----       ------        ------------      -------------    ---------------
William K. Mackey                           1998      $155,000         $86,800(1)        $7,200(2)         100,000(3)
  Chairman of the Board, President,         1997      $160,962           --              $7,200(2)         150,000(3)
  Chief Executive Officer and Treasurer     1996      $147,250           --              $4,200(2)          12,500(3)

-----------------------------

(1) Represents a bonus earned based upon parameters set forth in the Named Executive's Employment Agreement.
(2) Represents a monthly auto expense allowance of $600 for all of 1998 and 1997 and for the period from June through December, 1996.
(3) Adjusted for the one for four reverse split effected on February 10, 1998.

STOCK OPTION GRANTS IN 1998

         The following table contains information concerning the grant of stock options to the Named Executive Officer in 1998:

                                                                                INDIVIDUAL GRANTS
                                ------------------------------------------------------------------------------------------------
                                                                % OF TOTAL OPTIONS
                                  NUMBER OF SECURITIES         GRANTED TO EMPLOYEES          EXERCISE PRICE           EXPIRATION
    NAME                        UNDERLYING OPTIONS GRANTED          IN FISCAL YEAR              PER SHARE                DATE
    ----                        --------------------------     --------------------          --------------           ----------
William K. Mackey                   100,000(1)                       49.9%                     $1.75(1)          January 23, 2008

-----------------------------

(1) Adjusted for the one for four reverse split effected on February 10, 1998.

STOCK OPTION EXERCISES IN 1998 AND OPTION VALUES AT DECEMBER 31, 1998

         The following table provides information with respect to options exercised by the Named Executive Officer during 1998 and the number and value of securities underlying unexercised options held by the Named Executive Officer at December 31, 1998:

                                                              NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                              SHARES                         AT DECEMBER 31, 1998                  AT DECEMBER 31, 1998
                             ACQUIRED     VALUE       ----------------------------------        ---------------------------
   NAME                    ON EXERCISE   REALIZED     EXERCISABLE          UNEXERCISABLE        EXERCISABLE   UNEXERCISABLE
   ----                    -----------   --------     -----------          -------------        -----------   -------------
William K. Mackey               --         --          173,333(1)            179,167(1)             --           --

-----------------------------

(1) Adjusted for the one for four reverse split effected on February 10, 1998.

EMPLOYMENT AGREEMENT

         On August 7, 1997, the Company entered into a five-year employment agreement with William K. Mackey, Chairman of the Board, President and Chief Executive Officer and Treasurer. The Agreement provides for an annual base salary of $155,000, plus a bonus, if any, as determined by the Board of Directors. The employment agreement entitles Mr. Mackey to terminate the agreement in the event of a change of control of the Company and receive severance payments equal to the greater of the base salary due for the remaining term of the employment agreement or an amount equal to three times the sum of his base salary then in effect, and any bonus paid to him within the previous twelve months. If Mr. Mackey is terminated without cause, he is entitled to receive a severance payment equal to the greater of the remaining base salary payments due for the remaining term of the employment agreement or one year's base salary. If Mr. Mackey terminates the employment agreement because of a material default by the Company, he is entitled to receive a severance payment equal to the greater of the base salary payments due under the remaining term of the employment agreement or three times the sum of the base salary then in effect and his last bonus.

         The above-described employment agreement contains certain non-disclosure and non-compete provisions.

OUTSIDE DIRECTORS' PLAN AND PERFORMANCE EQUITY PLAN

         At December 31, 1998, the Company has two stock option plans, which are described below.

         OUTSIDE DIRECTORS' PLAN. The Company's shareholders have adopted the 1994 Outside Directors' Stock Option Plan for the Company's Directors who are not employees or officers of the Company or its subsidiaries, ("Eligible Directors"), rendering advisory service to the Board of Directors. The Outside Directors' Plan has reserved an aggregate of 400,000 shares of Common Stock and provides for the grant of non-qualified stock options which have an exercise period extending for ten years from the date of the grant. The purchase price of the shares of Common Stock covered by each option granted under the Outside Directors' Plan is the fair market value of the shares as of the date of grant. Each Eligible Director who is newly-elected is granted an option to purchase not less than 2,500 and not more than 12,500 shares of the Common Stock of the Company on the date such director is initially elected or otherwise selected to the Board of Directors. The exact amount is determined by the directors serving prior to the effective date of the Outside Directors' Plan. All Eligible Directors (including those serving on the Board of Directors prior to the effective date of the Outside Directors' Plan) are granted options to purchase 2,500 shares of the Common Stock of the Company on each December 31, if such Eligible Director has completed a full year of service as a member of the Board of Directors of the Company.

         PERFORMANCE EQUITY PLAN. On May 13, 1991, the Company's stockholders adopted the 1991 Performance Equity Plan, (the "Performance Equity Plan"). There are 2,000,000 shares of Common Stock reserved pursuant to the Performance Equity Plan. The Performance Equity Plan authorizes the grant of incentive awards which may consist of stock options, restricted stock awards, deferred stock awards, stock appreciation rights and other stock-based awards. The Performance Equity Plan expires at the close of business on May 13, 2001, unless sooner terminated; provided however that all awards previously granted shall remain outstanding for the respective terms of such awards. Officers, directors, and other key employees and prospective employees and consultants and independent contractors who perform services for the Company or any of its subsidiaries, (but excluding members of the stock option committee and any person who serves as a director only), are eligible to receive awards under the Plan. The Performance Equity Plan is administered by the Board of Directors or the Compensation and Stock Option Committee appointed by the Board of Directors, which determines the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, subject to the provisions of the Performance Equity Plan.

         OUTSTANDING AWARDS. Options to purchase an aggregate of 640,350 shares have been granted and are outstanding as of June 4, 1999, under the Outside Directors' Plan and Performance Equity Plan as follows:

                                         NUMBER OF SHARES     OPTION PRICE RANGE
                                         ----------------     ------------------
Outstanding at January 1, 1998                493,958            $1.64 - $20.00
Granted                                       200,450            $1.19 - $1.75
Cancelled                                     (81,808)           $1.64 - $8.00
                                              -------
Outstanding at December 31, 1998              612,600            $1.19 - $20.00
Granted                                        34,900            $1.00
Cancelled                                      (7,150)           $1.64 - $1.75
                                              -------
Outstanding at June 4, 1999                   640,350            $1.00 - $20.00
                                              =======

         At December 31, 1998, 315,259 options with an average option price of $4.86 were exercisable.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information as to the number of shares of Common Stock beneficially owned as of June 4, 1999, by (i) each person who is believed by the Company to be a beneficial owner of more than 5% of the outstanding Common Stock of the Company; (ii) each director of the Company;
(iii) the Named Executive Officer; and (iv) all directors and executive officers of the Company as a group. Beneficial ownership has been determined in accordance with the rules promulgated under Section 13(d) of the Securities and Exchange Act of 1934. All shares of Common Stock are owned both of record and beneficially unless otherwise indicated.

=======================================================================================================================
                                                                        NUMBER OF SHARES           PERCENTAGE OF SHARES
                                                                        BENEFICIALLY               BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                 OWNED(2)                   OWNED(3)
-----------------------------------------------------------------------------------------------------------------------
William K. Mackey(4)                                                      294,667                   9.4%
-----------------------------------------------------------------------------------------------------------------------
Norman J. Hoskin(5)                                                        27,250                   1.0%
-----------------------------------------------------------------------------------------------------------------------
James P. Cefaratti(6)                                                      31,250                   1.1%
-----------------------------------------------------------------------------------------------------------------------
David K. Lucas(7)                                                          10,000                    *
-----------------------------------------------------------------------------------------------------------------------
Aqua Care Systems, Inc. 401(k)
Savings Plan and Trust                                                    190,101                   6.7%
-----------------------------------------------------------------------------------------------------------------------
Peter C. Rossi(8)                                                         490,000                  17.2%
-----------------------------------------------------------------------------------------------------------------------
Directors and executive officers as a group,
(four persons)(9)                                                         363,167                  11.3%
=======================================================================================================================

(1) Except as otherwise noted, the address for each beneficial owner is c/o the Company at 11820 NW 37 Street, Coral Springs, FL 33065.
(2) Except as set forth below, all shares of Common Stock are directly owned and the sole investment and voting power are held by the entities noted.
(3) Based upon shares of Common Stock outstanding and shares of Common Stock which such entities have the right to acquire within sixty days of June 4, 1999.
(4) Includes options to purchase 269,167 shares of Common Stock granted by the Company and additional options to purchase an aggregate of 12,500 shares of Common Stock granted by Kinder Investments, L.P. and Peter N. Christos.
(5) Includes options to purchase 26,250 shares of Common Stock.
(6) Includes options to purchase 31,250 shares of Common Stock.
(7) Includes options to purchase 10,000 shares of Common Stock.
(8) Includes 490,000 shares of Common Stock of which the named person has shared dispositive power. (Mr. Rossi's address is 641 Lexington Avenue, 29th Floor, New York, NY 10022.)
(9) Includes options to purchase 349,167 shares of Common Stock.
(*) Less than 1%.

                            PROPOSALS BY STOCKHOLDERS

         Any proposals by stockholders of the Company intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's Proxy Statement and form of Proxy by December 31, 1999.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The firm of BDO Seidman, LLP was engaged by the Board of Directors of the Company as independent auditor for the Company and its subsidiaries for the fiscal year 1998 and it is expected that such firm will serve in that capacity for the 1999 fiscal year. Management expects that a representative of BDO Seidman, LLP will be present at the Annual Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by stockholders.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with the recommendation of the Board of Directors on such matters.

                                  ANNUAL REPORT

         A copy of the Company's 1998 Annual Report, including financial statements as of December 31, 1998 and 1997 and for each of the two years then ended is being mailed to all stockholders of record as of the Record Date.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHOSE PROXY IS SOLICITED BY THE FOREGOING PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON ADDRESSED TO NORMAN J. HOSKIN, SECRETARY, AT THE COMPANY'S ADDRESS. SUCH A REQUEST FROM A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK MUST CONTAIN A GOOD-FAITH REPRESENTATION BY SUCH PERSON THAT, AS OF JUNE 4, 1999, SUCH PERSON WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK.

         Please SIGN and RETURN the enclosed Proxy promptly.

                                        By Order of the Board of Directors:

June 4, 1999                            NORMAN J. HOSKIN
                                        Secretary

PROXY

                             AQUA CARE SYSTEMS, INC.

                 ANNUAL MEETING OF STOCKHOLDERS -- JULY 30, 1999

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

  The undersigned hereby appoints WILLIAM K. MACKEY and NORMAN J. HOSKIN, and each of them, with several powers of substitution, proxies to vote the shares of common stock, par value $.001 per share, of Aqua Care Systems, Inc. which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Aqua Care Systems, Inc. to be held in the Causeway One Room of the Embassy Suites, 1100 S.E. 17th Street Causeway, Ft. Lauderdale, Florida 33319, on Friday, July 30, 1999, at 10:00 a.m., E.D.T., and any adjournment thereof:

  1. Election of Directors

     [ ] FOR all nominees listed below (except [ ] WITHHOLD AUTHORITY to vote
         as marked to the contrary below)          for all nominees listed below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

             William K. Mackey                         David K. Lucas
             Norman J. Hoskin                          Peter C. Rossi
             James P. Cefaratti

                   (Continued and to be signed on other side)
________________________________________________________________________________

                           (Continued from other side)

  2.In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting or any adjournment thereof.

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 NOTED ON THE OTHER SIDE. Any stockholder who wishes to withhold the discretionary authority referred to in Item 2 above should mark a line through the entire Item.

DATED _______________, 1999                          ___________________________
                                                     Signature(s)

                                                     ___________________________
                                                     (Please sign exactly and as
                                                     fully as your name appears
                                                     on your stock certificate.
                                                     If shares are held jointly,
                                                     each stockholder should
                                                     sign.)

         PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED
                        ENVELOPE. NO POSTAGE IS REQUIRED.